UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

Nova LifeStyle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NVFY	Nasdaq Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2025, the Board of Directors (the “Board”) of Nova LifeStyle, Inc. (the “Company”) approved the increase in the size of the Board from five members to six members. At the same time, the Board appointed Ms. Wen Tao as a new member to serve on the Board. The new member of the Board was appointed to fill the vacancy on the Board created by the increase of the size of the Board.

On September 23, 2025, the Board also appointed Ms. Wen Tao to serve as a member of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee of the Board.

Ms. Wen Tao, age 35, has served as the Director and Head of Institutional Sales of Alpha Trade Pty Ltd. in Sydney/Malaysia, an Australian licensed Prime of Prime Brokerage Firm since January 2023. Ms. Tao was an Institutional Sales of APAC for Saxo Bank A/S in Singapore, a European Investment Banking Company from February 2019 to December 2022. Ms. Tao was the Head of APAC Institutional Sales for Invast Financial Services in Sydney, Australia from February 2016 to October 2018. Ms. Tao has studied her Master of Business Administration (Part-time) at University of Sydney since 2017 and has obtained her Bachelor of Commerce and Accounting & Finance Double Major at University of Sydney in 2015. Ms. Tao holds a certificate of Australian Securities and Investments Commission (ASIC) RG 146 Compliant.

In connection with her appointment, the Company entered into a Director Agreement (the “Agreement”) with Ms. Wen Tao. In the Agreement, Ms. Tao will receive compensation in the amount of $1,880 monthly, plus expenses. The Director Agreement imposes certain customary confidentiality and non-disclosure obligations on the director. The description contained herein of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of the Director Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Director Agreement between the Company and Wen Tao dated September 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

	By:	/s/ Xiaohua Lu
Xiaohua Lu
Chief Executive Officer

Date: September 26, 2025